UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

June 30, 2006
Semi-Annual Report
Calvert Tax-Free Reserves

Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio

Calvert

Investments that make a difference

a UNIFI company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Schedules of Investments
14

Notes to Schedules of Investments
33

Statements of Assets and Liabilities
34

Statements of Operations
36

Statements of Changes in Net Assets
37

Notes to Financial Statements
41

Financial Highlights
46

Explanation of Financial Tables
51

Proxy Voting and Availability of Quarterly Portfolio Holdings
53

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholder:

Over the six-month period ended June 30, 2006, the U.S. economy and markets have entered a volatile, uncertain period. Continued conflict in the Middle East and rising oil prices--coupled with rising interest rates and inflation concerns--are causing investor jitters in both the stock and bond markets.

Despite these challenges, the economy appears to be on a relatively strong footing, with employment at historic highs and solid corporate profits.

The bond market is also coping with credit and interest-rate uncertainty, as well as ambiguity regarding the Federal Reserve's direction. It is likely this market uncertainty will continue as long as the economic factors noted above persist.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 5.25% over the reporting period--the inverted yield curve flattened, with interest rates rising across all maturities--from rates on short-term money markets to those on long-term Treasury bonds. Then, mixed signals from the Fed caused the yield curve to steepen--with yields on long-term Treasury bonds rising--before slightly inverting again.

Bond prices saw a general decline by the end of the period in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point that the Fed's future actions will be based on how the economy unfolds over the next several months.

A Long-Term, Disciplined Outlook

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. While investors can potentially benefit from higher income and yields from rising rates, declining prices for existing bonds and market fluctuations can prove challenging.

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

Confidence in Our Fixed-Income Expertise

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has continually refined its investment process.

The effectiveness of our management strategies has been reflected in our results across many venues, including press accolades and media appearances by our managers. In a 2006 survey conducted by Barron's, Calvert was named among the top five taxable bond fund families for the one-year period ended December 31, 2005.1

You can be assured our fixed-income management team will strive to deliver this same level of quality and results for all of our fixed-income products as we move ahead.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. We look forward to continuing our service to you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category.

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information primary investments tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6

Calvert Tax-Free Reserves
Money Market Portfolio

Performance

For the six-month reporting period ended June 30, 2006 CTFR Money Market Portfolio Class O shares returned 1.31%, versus the 1.27% return for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

During the first three months of the reporting period, we directed our purchases to the short end of the money-market yield curve. We focused on purchasing variable-rate securities, whose rates adjust with changes in short-term rates. In doing so, we positioned the Portfolio to take advantage of the rising money-market rates that resulted as the FOMC continued to raise the Fed funds rate through June 30, 2006. In addition, we maintained a short average days-to-maturity through most of the reporting period. We began during the last three months of the reporting period to extend the average maturity to near that of the Portfolio's peer group, since we believe that FOMC increases may be nearing an end. As of June 26, 2006, the average tax-free money market fund had an average days-to-maturity of 21 days, while that of the Portfolio was 22 days.2

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable over the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

Given this outlook, we believe the Portfolio is well positioned for the coming period.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield rose 0.93%, to 5.01%.

2. iMoneynet, June 26, 2006.

Past performance is no guarantee of future returns.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio
statistics

weighted
average maturity
6.30.06	29 days
12.31.05	26 days

Economic Sectors	(% of Total Investments)

Airport	0.6%
Bond Bank	0.8%
Development	22.1%
Education	11.8%
Facilities	6.6%
General
Obligation	6.2%
General Revenue	14.7%
Housing	12.1%
Medical	14.1%
Pollution Control	4.3%
Transportation	4.7%
Utilities	2.0%

Total	100%

class O
average annual
total return
as of 6.30.06
1 year	2.36%
5 year	1.19%
10 year	2.27%

class I
average annual
total return
as of 6.30.06
1 year	2.65%
5 year	1.51%
inception	2.48%
(8.01.97)

7-day simple/
effective yield
as of 6.30.06
Class O	3.24%/3.29%
Class I	3.51%/3.58%

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information primary investments short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

Calvert Tax-Free Reserves Limited-Term Portfolio

Performance

For the six-month reporting period ended June 30, 2006, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned 0.09%, versus the benchmark Lehman 1-Year Municipal Bond Index return of 1.09% and the Lipper Short Municipal Debt Funds Average return of 1.07%.1 Underperformance versus the benchmark resulted largely from a combination of credit issues with several bonds within the Portfolio and secondarily from the overall rise in interest rates.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.2 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

The Fund's objective is to earn the highest level of tax-exempt interest income while providing a relatively high degree of price stability. In order to accomplish this objective, Calvert Asset Management Company (CAMCO) has generally maintained a shorter average maturity in the Fund relative to its peer group to minimize interest-rate risk. In addition, we have tried to position the Fund to earn a high level of tax-exempt income by investing across the full range of credit quality, from very-high-quality AAA rated securities to below-investment-grade issues.

During the reporting period, our performance was adversely impacted by a combination of the overall rise in interest rates as well as credit-quality issues with several bonds in the Portfolio. This performance highlights two of the various risks inherent in bond investing. However, the Fund's relative performance remains near its Lipper peer-group average for the three-year period since 2003, when interest rates reached their lows. For the three years ended June 30, the Portfolio was rated 32 out of 53 funds in the Lipper Short Municipal Debt Funds category.3

Going forward

The Fund has benefited from the rise in tax-exempt income provided by the allocation to variable-rate demand notes (whose interest rates reset periodically--for example, weekly or monthly--based on prevailing market rates) and from reinvestment of maturing issues into higher-market-rate securities. We've also begun to extend slightly the average maturity of the Fund, as the FOMC may be approaching the end of its current cycle of interest-rate hikes.

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable over the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

The Fund continues to remain slightly defensive from an interest-rate standpoint since the FOMC may continue hiking the Fed funds rate to head off inflation. Municipal bond issuance is down approximately 15% from the record-breaking 2005 issuance levels, though we should continue to have plenty of supply, allowing us to be selective in our purchases. We anticipate any prospective purchases will be allocated toward high-quality issues, since lower-rated issues do not currently offer enough yield incentive.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

For more information, visit www.calvert.com to read our second quarter 2006 Portfolio Manager Commentary for this Fund.

1. Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 1.00%.

2. The three-month Treasury bill yield rose 0.93%, to 5.01%.

3. The Fund was rated 42 out of 64 funds; 31 out of 40 funds; and 20 out of 25 funds for the 1, 5, and 10-year periods ended June 30, 2006 in the Lipper Short Municipal Debt Funds category. The performance data quoted represents past performance, which does not guarantee future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads.

comparative Investment Performance (Total Return at NAV)
(as of 6.30.06)

	CTFR	Lipper Short	Lehman 1 Year
	Limited-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index
1 year	1.49%	1.96%	1.87%
5 year*	1.96%	2.26%	2.31%
10 year*	2.97%	3.28%	3.49%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

Portfolio
statistics

monthly
dividend yield
6.30.06	3.10%
12.31.05	2.89%

30 day SEC yield
6.30.06	3.52%
12.31.05	3.32%

weighted
average maturity
6.30.06	453 days
12.31.05	415 days

effective duration
6.30.06	347 days
12.31.05	343 days

average annual
total return
as of 6.30.06
1 year	0.44%
5 year	1.76%
10 year	2.87%

Economic Sectors	(% of Total Investments)
Airport	1.9%
Development	12.7%
Education	14.0%
Facilities	4.9%
General Obligation	17.8%
General Revenue	9.7%
Housing	19.8%
Medical	7.6%
Pollution Control	4.3%
Transportation	3.6%
Utilities	3.7%
Total	100%

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-85-8

Calvert Tax-Free Reserves
Long-Term Portfolio

Performance

For the six-month reporting period ended June 30, 2006, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned 0.21%, versus the benchmark Lehman Municipal Bond Index return of 0.28%.1 The peer-group Lipper General Municipal Debt Funds Average returned 0.21% for the period.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.2 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

Since economic growth proved more resilient than expected and the rate of inflation began to accelerate, the FOMC was forced to continue hiking the Fed funds rate further than the markets expected. Interest rates on long-term municipal securities finally began to rise in response. Rates on AAA rated municipal securities rates rose across the yield curve, with short-term rates rising more than long-term rates.

Portfolio performance relative to the Index was positively impacted by our allocation to education bonds and our use of Treasury futures (which are used to adjust duration). Detracting from performance was the Fund's allocation to health care, utility, and development revenue bonds, whose performance lagged that of those sectors in the benchmark Lehman Municipal Bond Index.

Going forward

Municipal bond issuance is off approximately 15% from last year's record issuance, yet issuance remains at an elevated level, providing a range of investment opportunities. Fund duration was kept slightly longer than five years during the reporting period, and we began to extend duration toward 5.5 years at the end of June.

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable over the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

We continue to focus new purchases on higher-coupon, high-quality securities because lower-rated securities have not yet offered enough yield incentive. We may continue to extend Fund duration if we feel we are compensated for taking on the interest-rate risk across the yield curve.

Given our market outlook and these plans, we believe the Fund is well positioned going forward.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 3.75%.

2. The three-month Treasury bill yield rose 0.93%, to 5.01%.

Comparative Investment Performance (Total Return at NAV)

(as of 6.30.06)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
1 year	1.30%	0.71%	0.89%
5 year*	4.72%	4.32%	5.05%
10 year*	5.13%	4.91%	5.79%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio
statistics

monthly
dividend yield
6.30.06	4.51%
12.31.05	3.71%

30 day SEC yield
6.30.06	4.04%
12.31.05	3.82%

weighted
average maturity
6.30.06	15 years
12.31.05	14 years

effective duration
6.30.06	5.48 years
12.31.05	5.07 years

Economic Sectors	(% of Total Investments)
Airport	1.1%
Development	8.5%
Education	25.7%
Facilities	3.0%
General Obligation	20.8%
General Revenue	14.6%
Housing	9.3%
Medical	6.0%
Pollution Control	5.6%
Utilities	5.4%
Total	100%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

average annual
total return
as of 6.30.06
1 year	(2.48%)
5 year	3.93%
10 year	4.73%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	1/1/06	6/30/06	1/1/06 - 6/30/06
Class O
Actual	$1,000.00	$1,013.30	$3.37
Hypothetical	$1,000.00	$1,021.44	$3.39
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,014.60	$2.01
Hypothetical	$1,000.00	$1,022.80	$2.02
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.68%, and 0.40% for Class O and Class I, respectively, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,000.90	$3.41
Hypothetical	$1,000.00	$1,021.38	$3.45
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,002.10	$3.98
Hypothetical	$1,000.00	$1,020.82	$4.02
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Schedule of Investments
June 30, 2006

	Principal
Municipal Obligations - 101.0%	Amount	Value
Alabama - 5.2%
Alabama State MFH Revenue VRDN, 4.03%, 4/1/14, LOC:
AmSouth Bank (r)	$2,105,000	$2,105,000
Auburn Alabama Industrial Development Board VRDN, 4.10%, 5/1/20,
LOC: Allied Irish Bank (r)	3,595,000	3,595,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 4.18%, 4/1/21, LOC: Bank of America (r)	8,500,000	8,500,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 4.10%, 10/1/11, LOC: Wachovia Bank (r)	2,100,000	2,100,000
Huntsville Alabama Industrial Development Board Revenue
VRDN, 4.29%, 11/1/26, LOC: First Commonwealth Bank (r)	3,010,000	3,010,000
Mobile County Alabama IDA Revenue VRDN, 4.10%, 4/1/20,
LOC: Wachovia Bank (r)	2,885,000	2,885,000
Northport Alabama MFH Revenue VRDN:
4.13%, 9/3/15, LOC: AmSouth Bank (r)	1,580,000	1,580,000
4.03%, 7/1/18, LOC: AmSouth Bank (r)	4,430,000	4,430,000
Taylor-Ryan Alabama Improvement District Revenue VRDN, 4.02%,
11/1/35, LOC: Columbus Bank & Trust (r)	13,800,000	13,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 4.05%, 12/1/23,
LOC: Regions Bank (r)	4,025,000	4,025,000
Valley Alabama Special Care Facilities Authority Revenue VRDN, 4.09%,
6/1/25, LOC: Columbus Bank & Trust (r)	2,830,000	2,830,000

Arizona - 1.4%
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
4.12%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 3.97%, 1/15/32,
LOC: Fannie Mae (r)	9,095,000	9,095,000

Arkansas - 1.5%
Arkadelphia Arkansas IDA Revenue VRDN, 4.10%, 4/1/11,
LOC: Svenska Handelsbanke (r)	4,000,000	4,000,000
Arkansas State MFH Development Finance Authority VRDN:
4.05%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
4.07%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

California - 6.0%
ABN AMRO Muni TOPS Certificate Trust VRDN, 3.98%, 7/4/07,
BPA: ABN Amro Bank (r)	2,500,000	2,500,000
Alameda-Contra Costa California Schools Financing Authority COPs,
4.02%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured (r)	300,000	300,000
California State Housing Finance Agency Revenue VRDN, 4.04%,
2/1/33, BPA: Lloyds TSB Bank, MBIA Insured (r)	4,100,000	4,100,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
California State Pollution Control Financing Authority Revenue VRDN:
4.03%, 9/1/10, LOC: Bank of the West (r)	$2,855,000	$2,855,000
4.05%, 6/1/11, LOC: Comerica Bank (r)	130,000	130,000
4.05%, 3/1/16, LOC: Comercia Bank (r)	2,155,000	2,155,000
California State School Cash Reserve Program COPs, 4.50%, 7/6/07,
GIC: Citigroup Financial Products	5,500,000	5,553,130
California Statewide Communities Development Authority Special
Tax Revenue VRDN, 4.05%, 5/1/22, LOC: Bank of the West,
C/LOC: CALSTRs (r)	1,710,000	1,710,000
Fresno California Revenue VRDN, 3.92%, 5/1/15, LOC: U.S. Bank (r)	900,000	900,000
Inland Valley California Development Agency Tax Allocation VRDN,
4.06%, 3/1/27, LOC: Union Bank, C/LOC: CalSTERS (r)	18,545,000	18,545,000
Los Angeles California Regional Airports Improvement Corp. Revenue
VRDN, 3.98%, 12/1/25, LOC: Societe Generale (r)	3,400,000	3,400,000
Los Angeles County California Housing Authority Revenue VRDN,
3.95%, 12/1/07, LOC: Freddie Mac (r)	2,500,000	2,500,000
Modesto California Irrigation District Financing Authority Revenue
VRDN, 4.00%, 10/1/15, BPA: Societe Generale (r)	1,500,000	1,500,000
San Bernardino County California MFH Revenue VRDN, 3.94%,
2/1/23, LOC: California Federal Savings Bank, C/LOC: FHLB (r)	5,210,000	5,210,000
Victorville California MFH Revenue VRDN, 4.13%, 12/1/15,
LOC: California Federal Savings Bank (r)	5,665,000	5,665,000

Colorado - 3.7%
Colorado State General Funds Revenue Notes, 4.50%, 6/27/07	8,000,000	8,056,760
Colorado State Housing and Finance Authority Revenue VRDN:
3.95%, 10/15/16, CA: Fannie Mae (r)	23,160,000	23,160,000
3.98%, 10/1/30, BPA: FHLB (r)	980,000	980,000
Westminster Colorado Economic Development Authority Tax
Allocation Revenue VRDN, 3.97%, 12/1/28, LOC:
DEPFA Bank plc (r)	3,000,000	3,000,000

Connecticut - 0.6%
Connecticut State Health & Educational Facility Authority Revenue VRDN:
3.97%, 7/1/27, LOC: KBC Bank (r)	4,000,000	4,000,000
3.92%, 7/1/37 (r)	1,500,000	1,500,000

Delaware - 0.6%
Wilmington Delaware Revenue VRDN, 3.99%, 7/1/31,
LOC: Allied Irish Bank (r)	6,000,000	6,000,000

District of Columbia - 1.6%
District of Columbia GO VRDN, 3.98%, 6/1/31, BPA: Bank of America,
MBIA Insured (r)	15,060,000	15,060,000

Florida - 0.4%
Seminole Florida County IDA Revenue
VRDN, 3.99%, 11/1/34, LOC: Allied Irish Bank (r)	4,000,000	4,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - 3.6%
Cobb County Georgia School District Notes, 4.50%, 12/29/06	$3,175,000	$3,190,639
Columbus Georgia Downtown IDA Revenue VRDN, 4.09%, 8/1/15,
LOC: Columbus Bank & Trust (r)	6,840,000	6,840,000
Fulton County Georgia IDA Revenue VRDN, 4.72%, 12/1/10,
LOC: Branch Bank & Trust (r)	2,500,000	2,500,000
Gwinnett County Georgia Development Authority Revenue VRDN,
3.99%, 5/1/22, LOC: SunTrust Bank (r)	5,400,000	5,400,000
Macon-Bibb County Georgia Industrial Authority Revenue VRDN,
4.07%, 7/1/15, LOC: AmSouth Bank (r)	1,000,000	1,000,000
Rome Georgia MFH Revenue VRDN, 4.14%, 7/1/34,
LOC: Regions Bank (r)	7,650,000	7,650,000
Waleska Georgia Downtown Development Authority Revenue VRDN,
4.00%, 10/1/28, LOC: Regions Bank (r)	6,650,000	6,650,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 4.19%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 1.9%
Hawaii State Department Budget and Finance Revenue VRDN:
4.01%, 5/1/19, LOC: First Hawaiian Bank (r)	12,955,000	12,955,000
4.15%, 12/1/21, LOC: Union Bank (r)	4,905,500	4,905,500

Idaho - 0.2%
Idaho State Health Facilities Authority Revenue VRDN, 3.98%, 7/1/35,
BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	2,000,000	2,000,000

Illinois - 4.7%
Chicago Illinois GO VRDN, 3.98%, 1/1/37, BPA: Landesbank
Baden-Wurttenberg, FGIC Insured (r)	8,360,000	8,360,000
Chicago Illinois Water System Revenue Bonds, 3.63%, 7/26/06,
LOC: BNP Paribas	4,444,000	4,444,000
Illinois State Development Finance Authority Revenue VRDN:
3.99%, 6/1/19, LOC: Northern Trust Co. (r)	5,565,000	5,565,000
3.99%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
3.99%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 4.01%, 12/15/23, BPA: Merrill Lynch (r)	14,120,000	14,120,000

Indiana - 3.6%
Allen County Indiana Economic Development Revenue VRDN, 4.25%,
11/1/09, LOC: Bank One (r)	1,750,000	1,750,000
Indiana State Development Finance Authority Revenue VRDN, 4.25%,
4/1/22, LOC: JPMorgan Chase Bank (r)	850,000	850,000
Indianapolis Indiana Local Public Improvement Bond Bank,
3.62%, 8/9/06, Key Bank, Credit Facility	7,400,000	7,400,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
4.12%, 2/1/22, LOC: Farm Credit Services of America,
C/LOC: Key Bank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.37%,
5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ, Ltd. (r)	3,000,000	3,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.37%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	$2,500,000	$2,500,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
4.37%, 2/1/21, LOC: Old National Bank, C/LOC:
Northern Trust Co. (r)	2,200,000	2,200,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
4.14%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	6,955,000	6,955,000
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 4.17%, 5/1/16, LOC: Old National Bank, C/LOC:
Wells Fargo Bank (r)	4,200,000	4,200,000

Iowa - 1.6%
Iowa State Finance Authority Revenue VRDN, 4.12%, 7/1/18,
LOC: Citizens Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue Bonds:
5.00%, 5/24/07, LOC: LaSalle Bank, GIC: Hypo
Public Finance Bank	1,000,000	1,009,918
5.00%, 5/24/07, LOC: U.S. Bank, GIC: Hypo
Public Finance Bank	2,500,000	2,526,966
Iowa State School Cash Anticipation Program Notes:
4.25%, 1/26/07, FSA Insured	3,000,000	3,021,456
4.50%, 6/28/07, FSA Insured	5,000,000	5,037,737

Kentucky - 3.4%
Lexington-Fayette Kentucky Urban County Educational Facilities Revenue
VRDN, 3.99%, 5/1/25, LOC: Fifth Third Bank (r)	5,015,000	5,015,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 3.97%, 7/1/26,
LOC: Fifth Third Bank (r)	3,655,000	3,655,000
Maysville Kentucky Industrial Building Revenue VRDN, 4.25%,
5/1/16, LOC: Bank of Tokyo-Mitsubishi UFJ, Ltd.,
C/LOC: Bank of New York (r)	5,740,000	5,740,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.99%, 6/1/34, LOC: U.S. Bank (r)	11,453,500	11,453,500
Northern Kentucky Port Authority Industrial Building Revenue VRDN,
3.99%, 12/1/21, LOC: Fifth Third Bank (r)	4,360,000	4,360,000
Winchester Kentucky Industrial Building Revenue VRDN, 4.19%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 3.3%
Louisiana State Public Facilities Authority Revenue VRDN, 4.05%,
12/1/14, LOC: Regions Bank (r)	1,845,000	1,845,000
New Orleans Louisiana Aviation Board Revenue VRDN:
4.05%, 8/5/15, BPA: Dexia Credit Local, MBIA Insured (r)	2,545,000	2,545,000
4.05%, 8/1/16, BPA: Dexia Credit Local, MBIA Insured (r)	26,685,000	26,685,000

Maryland - 2.7%
Baltimore County Maryland MFH Revenue VRDN, 3.97%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Gaithersburg Maryland Economic Development Revenue VRDN,
3.99%, 1/1/34, LOC: KBC Bank (r)	3,500,000	3,500,000
Maryland State Economic Development Corp. Revenue VRDN, 3.99%,
2/1/34, LOC: SunTrust Bank (r)	2,900,000	2,900,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - Cont'd
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN:
3.99%, 1/1/21, LOC: M&T Trust Co. (r)	$8,590,000	$8,590,000
4.00%, 4/1/31, LOC: Allied Irish Bank (r)	2,260,000	2,260,000

Massachusetts - 0.2%
Massachusetts State Development Finance Agency Revenue VRDN, 3.98%,
10/1/42, BPA: Societe Generale, XL Cap-Assurance, Inc. Insured (r)	1,820,000	1,820,000

Michigan - 1.3%
Kent Michigan Hospital Finance Authority Revenue VRDN, 3.99%,
11/1/10, LOC: Fifth Third Bank (r)	2,400,000	2,400,000
Michigan GO Notes, 4.50%, 9/29/06	8,000,000	8,023,799
Michigan State Municipal Bond Authority Revenue Bonds, 4.00%,
8/18/06, LOC: JPMorgan Chase Bank	2,000,000	2,002,759

Minnesota - 2.1%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
3.97%, 4/1/27, LOC: Allied Irish Bank (r)	3,470,000	3,470,000
Minnesota State Housing Finance Agency Revenue Notes, 3.70%,
5/24/07, GIC: AIG Matched Funding Corp.	3,200,000	3,200,000
Richfield Minnesota MFH Revenue VRDN, 3.97%, 3/1/34,
LOC: Freddie Mac (r)	6,610,000	6,610,000
St Louis Park Minnesota MFH Revenue VRDN, 3.97%, 8/1/34,
LOC: Freddie Mac (r)	6,700,000	6,700,000

Mississippi - 5.4%
Mississippi Business Finance Corp. Revenue VRDN, 4.14%, 11/1/13,
LOC: First Tennessee Bank (r)	2,200,000	2,200,000
Mississippi State Development Bank SO Revenue VRDN:
4.07%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,950,000	7,950,000
4.07%, 12/1/23, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	14,500,000	14,500,000
Mississippi State Development Bank Special GO VRDN:
4.07%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	8,325,000	8,325,000
4.07%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	3,040,000	3,040,000
4.07%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)	15,000,000	15,000,000

Missouri - 1.0%
Carthage Missouri IDA Revenue VRDN:
4.14%, 4/1/07, LOC: Wachovia Bank (r)	2,000,000	2,000,000
4.19%, 9/1/30, LOC: Wachovia Bank (r)	2,000,000	2,000,000
Missouri State Development Finance Board Revenue VRDN, 4.12%,
9/1/08, LOC: Cobank, C/LOC: BNP Paribas (r)	3,305,000	3,305,000
Missouri State Health & Educational Facilities Authority Revenue
VRDN, 4.04%, 11/1/32, LOC: Bank of America (r)	2,500,000	2,500,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Nevada - 0.1%
Clark County Nevada School District GO VRDN, 3.98%, 6/15/21,
BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	$500,000	$500,000

New Hampshire - 1.1%
New Hampshire State Health & Education Facilities Authority
Revenue VRDN:
3.98%, 10/1/23, LOC: Bank of America (r)	3,500,000	3,500,000
3.98%, 10/1/33, LOC: Bank of America (r)	6,500,000	6,500,000

New Mexico - 1.0%
New Mexico State Tax and Revenue Anticipation Notes, 4.50%, 6/29/07	9,000,000	9,062,910

New York - 4.8%
Albany New York IDA Revenue VRDN, 4.01%, 6/1/34,
LOC: M&T Trust Co. (r)	6,110,000	6,110,000
Jay Street Development Corp. VRDN, 3.97%, 5/1/20,
LOC: DEPFA Bank plc (r)	8,400,000	8,400,000
Metropolitan New York Transportation Authority Revenue VRDN:
4.01%, 11/1/26, LOC: BNP Paribas (r)	5,000,000	5,000,000
3.94%, 11/1/35, LOC: Fortis Bank (r)	10,800,000	10,800,000
Monroe County New York IDA Revenue VRDN, 4.03%, 12/1/34,
LOC: M&T Trust Co. (r)	1,600,000	1,600,000
New York City GO VRDN, 3.96%, 8/1/34, LOC:
Bank of America (r)	1,600,000	1,600,000
New York City IDA Revenue VRDN:
3.98%, 12/1/34, LOC: Allied Irish Bank (r)	3,200,000	3,200,000
4.03%, 2/1/35, LOC: M&T Trust Co. (r)	2,435,000	2,435,000
New York City Municipal Water Finance Authority Revenue VRDN,
4.02%, 6/15/18, BPA: DEPFA Bank plc (r)	1,000,000	1,000,000
New York State GO Bonds, 2.90%, 3/15/30,
LOC: Dexia Credit Local (mandatory put, 8/3/06 @ 100)(r)	4,900,000	4,900,000

North Dakota - 0.6%
Traill County North Dakota Solid Waste Disposal Revenue VRDN, 4.22%,
3/1/13, LOC: Wells Fargo Bank (r)	5,750,000	5,750,000

Ohio - 4.6%
Akron, Bath, & Copley Joint Township Ohio Hospital District Revenue
VRDN, 3.99%, 11/1/34, LOC: JPMorgan Chase Bank (r)	4,955,000	4,955,000
Blue Ash Ohio Economic Development Revenue VRDN, 4.04%, 5/1/30,
LOC: National City Bank (r)	11,200,000	11,200,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 3.99%,
9/1/22, LOC: Fifth Third Bank (r)	4,115,000	4,115,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 4.03%,
11/1/23, LOC: Fifth Third Bank (r)	4,160,000	4,160,000
Franklin County Ohio Hospital Revenue VRDN, 4.01%, 6/1/17,
BPA: Citigroup Global Markets Holdings, Inc., IA:
Escrowed - Treasury (r)	9,755,000	9,755,000
Ohio State Higher Educational Facility Commission Revenue
VRDN, 4.05%, 9/1/26, LOC: Fifth Third Bank (r)	9,800,000	9,800,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority Revenue
VRDN, 4.08%, 10/1/21, LOC: PNC Bank (r)	$5,000,000	$5,000,000

Pennsylvania - 3.5%
Butler County Pennsylvania IDA Revenue VRDN, 4.04%, 9/1/27,
LOC: National City Bank (r)	5,000,000	5,000,000
Lawrence County Pennsylvania IDA Revenue VRDN, 4.09%, 12/1/15,
LOC: National City Bank (r)	2,700,000	2,700,000
Pennsylvania State Higher Educational Facilities Authority Revenue VRDN:
3.78%, 5/1/25, LOC: PNC Bank (mandatory put, 5/1/07 @ 100)(r)	4,000,000	4,000,000
3.99%, 11/1/29, LOC: National City Bank (r)	13,750,000	13,750,000
4.00%, 11/1/36, LOC: Sovereign Bank FSB, C/LOC: UniCredito
Italiano Bank plc (r)	6,350,000	6,350,000
West Cornwall Township Pennsylvania Municipal Authority Revenue
VRDN, 4.03%, 3/1/16, LOC: Wachovia Bank (r)	1,150,000	1,150,000

South Dakota - 0.5%
South Dakota State Housing Development Authority Revenue Bonds,
4.50%, 12/15/06	5,000,000	5,023,358

Tennessee - 9.1%
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue VRDN, 4.28%, 12/1/29, LOC: First Tennessee Bank (r)	4,100,000	4,100,000
Loudon Tennessee Industrial Development Board Revenue VRDN,
4.00%, 4/1/13, LOC: JPMorgan Chase Bank (r)	2,455,000	2,455,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 4.05%,
3/1/24, LOC: SunTrust Bank (r)	7,665,000	7,665,000
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
4.19%, 12/1/27, LOC: Regions Bank (r)	5,000,000	5,000,000
3.99%, 9/1/28, LOC: Fifth Third Bank (r)	2,865,000	2,865,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
4.00%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	1,720,000	1,720,000
4.00%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	2,200,000	2,200,000
4.00%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,635,000	2,635,000
4.00%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	900,000	900,000
4.00%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	3,200,000	3,200,000
4.00%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,890,000	7,890,000
4.00%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,685,000	7,685,000
4.00%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	5,000,000	5,000,000
4.05%, 6/1/24, BPA: DEPFA Bank plc (r)	3,850,000	3,850,000
4.05%, 6/1/25, BPA: DEPFA Bank plc, XL Cap-Assurance, Inc.
Insured (r)	5,500,000	5,500,000
4.00%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	3,585,000	3,585,000
Sevierville Tennessee Public Building Authority Revenue VRDN,
4.03%, 6/1/28, BPA: DEPFA Bank plc,
XL Cap-Assurance, Inc. Insured (r)	3,000,000	3,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
4.01%, 5/1/16, LOC: Allied Irish Bank (r)	$2,400,000	$2,400,000
3.99%, 9/1/16, LOC: First Tennessee Bank (r)	6,000,000	6,000,000
4.00%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
4.27%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000

Texas - 4.1%
Garland Texas Independent School District GO Bonds, 3.72%, 6/15/29,
BPA: DEPFA Bank plc, GA: Texas Permanent School Funding (r)	4,250,000	4,250,000
HFDC of Central Texas Inc. Revenue VRDN, 3.99%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
4.17%, 9/1/27, LOC: First Bank of Missouri,
C/LOC: Wells Fargo (r)	4,000,000	4,000,000
Texas State Tax & Revenue Anticipation Notes, 4.50%, 8/31/06	10,000,000	10,024,266
Weslaco Texas Health Facilities Development Corp. VRDN, 4.01%,
6/1/23, Other: Lehman Liquidity Co. LLC (r)	14,335,000	14,335,000

Utah - 3.6%
Utah State Housing Corp. Revenue VRDN, 4.03%, 7/1/36,
BPA: Bayerische Landesbank Girozentrale (r)	5,000,000	5,000,000
Utah State Municipal Securities Trust Certificates Revenue VRDN,
4.20%, 5/6/13, LOC: Bear Stearns Capital Markets (r)	29,405,000	29,405,000

Vermont - 0.3%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 4.01%, 1/1/33, LOC: Banknorth,
C/LOC: SunTrust Bank (r)	3,195,000	3,195,000

Virginia - 0.9%
Suffolk Virginia IDA Revenue VRDN, 4.12%, 10/1/31,
LOC: Branch Bank & Trust (r)	8,500,000	8,500,000

Washington - 0.7%
Seattle Washington Municipal Light and Power Revenue Bonds, 3.60%,
11/1/06, LOC: JPMorgan Chase Bank	7,000,000	7,000,000

West Virginia - 0.5%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
3.40%, 12/1/31, LOC: PNC Bank
(mandatory put, 12/1/06 @ 100)(r)	5,000,000	5,000,000

Wisconsin - 1.5%
Grafton Wisconsin IDA Revenue VRDN, 4.10%, 12/1/17,
LOC: U.S. Bank (r)	2,070,000	2,070,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Wisconsin - Cont'd
Wisconsin State Health & Educational Facilities Authority Revenue VRDN:
4.04%, 12/1/15, BPA: Dexia Credit Local, FSA Insured (r)	$1,050,000	$1,050,000
3.65%, 5/1/20, BPA: Dexia Credit Local, FGIC Insured
(mandatory put, 12/1/06 @ 100)(r)	2,500,000	2,500,000
4.05%, 11/1/23, LOC: U.S. Bank (r)	7,000,000	7,000,000
4.04%, 8/15/30, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	1,800,000	1,800,000

Wyoming - 1.9%
Gillette Wyoming Pollution Control Revenue VRDN, 4.01%, 1/1/18,
LOC: Barclays Bank plc (r)	13,200,000	13,200,000
Wyoming State Tax and Revenue Anticipation Notes, 4.50%, 6/27/07	5,000,000	5,038,400

Other - 5.7%
Roaring Fork Municipal Products LLC VRDN:
4.05%, 5/1/22, BPA: Bank of New York (r)	6,840,000	6,840,000
4.05%, 5/1/33, BPA: Bank of New York (r)	9,175,000	9,175,000
4.05%, 12/1/33, BPA: Bank of New York (r)	18,070,000	18,070,000
SunAmerica Trust Various States VRDN, 4.12%, 7/1/41,
LOC: Freddie Mac (r)	19,600,000	19,600,000

TOTAL INVESTMENTS (Cost $957,999,098) - 101.0%		957,999,098
Other assets and liabilities, net - (1.0%)		(9,152,570)
Net Assets - 100%		$948,846,528

See notes to schedules of investments and notes to financial statements.

Limited-Term Portfolio
Schedule of Investments
June 30, 2006

	Principal
Municipal Obligations - 94.7%	Amount	Value
Alabama - 2.6%
Alabama State MFH Revenue VRDN:
4.03%, 9/1/20 (r)	$2,590,000	$2,590,000
4.09%, 12/1/22 (r)	2,375,000	2,375,000
3.15%, 9/1/30 (mandatory put, 07/1/07 @ 100)(r)	3,215,000	3,215,000
Series I 4.99%, 12/1/30 (r)	4,130,000	4,130,000
Series J 4.99%, 12/1/30 (r)	2,280,000	2,280,000
Alexander City Alabama Industrial Development Board Revenue
VRDN, 4.09%, 12/1/18 (mandatory put, 12/1/08 @ 100)(r)	2,070,000	2,070,000

Arizona - 0.6%
Glendale Arizona IDA Revenue Bonds, 4.20%, 12/1/14 (r)	1,250,000	1,223,775
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
4.12%, 5/1/27 (r)	1,250,000	1,250,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds,
4.45%, 3/1/28 (mandatory put, 3/1/08 @ 100)(r)	1,370,000	1,370,206

California - 7.8%
ABN AMRO Munitops Certificate Trust VRDN, 3.98%, 7/4/07 (r)	300,000	300,000
Alameda-Contra Costa California Schools Financing Authority COPs,
4.02%, 8/1/24 (r)	300,000	300,000
California State CSUCI Financing Authority Revenue Bonds, 3.15%,
8/1/31 (mandatory put, 8/1/08 @ 100)	1,000,000	981,520
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	310,000	318,689
6.00%, 12/1/10 (prerefunded)	430,000	467,100
6.00%, 12/1/10 (unrefunded balance)	570,000	617,971
California State Economic Recovery GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/07 @ 100)(r)	8,500,000	8,603,020
California State GO Bonds:
6.30%, 9/1/06	5,040,000	5,060,614
5.00%, 3/1/07	600,000	604,776
California State HFA Revenue VRDN, 4.04%, 2/1/32 (r)	400,000	400,000
California State Pollution Control Financing Authority Revenue VRDN:
4.05%, 6/1/11 (r)	770,000	770,000
4.06%, 11/1/28 (r)	2,350,000	2,350,000
California State Public Works Board Revenue Bonds, 5.00%, 6/1/07	1,000,000	1,010,560
California Statewide Communities Development Authority Revenue COPs:
6.00%, 6/1/08	500,000	519,785
3.84%, 8/15/27 (r)	300,000	300,000
California Statewide Communities Development Authority
Revenue VRDN, 3.80%, 3/1/31 (r)	400,000	400,000
California Statewide Communities Development MFH Special Tax
Revenue Bonds, 6.25%, 7/1/42 (mandatory put, 1/1/07 @ 100)(r)	6,625,000	6,619,236

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Freemont California COPs, 3.92%, 8/1/25 (r)	$605,000	$605,000
Inland Valley California Development Agency Tax Allocation VRDN,
4.06%, 3/1/27 (r)	970,000	970,000
Long Beach California Harbor Revenue Bonds:
5.00%, 5/15/08	5,485,000	5,586,856
5.00%, 5/15/09	1,000,000	1,026,180
Los Angeles California Community Redevelopment Agency COPs,
3.87%, 12/1/14 (r)	300,000	300,000
Los Angeles California MFH Revenue Bonds, 5.85%, 12/1/27
(mandatory put, 12/1/07 @ 100)(r)	305,000	310,072
Modesto California Irrigation District Financing Authority Revenue
VRDN, 4.00%, 10/1/15 (r)	500,000	500,000
Oxnard California Industrial Development Financing Authority VRDN,
4.31%, 12/1/34 (r)	2,570,000	2,570,000
Port of Oakland California Revenue Bonds, 5.50%, 11/1/08	1,000,000	1,033,010
Riverside County California IDA Revenue VRDN, 4.15%, 6/1/26 (r)	4,700,000	4,700,000
San Bernardino County California MFH Revenue VRDN,
3.94%, 2/1/23 (r)	450,000	450,000
Southern California Rapid Transit District Special Assessment Revenue
Bond, 5.90%, 9/1/07	750,000	767,963
Victorville California MFH Revenue VRDN, 4.13%, 12/1/15 (r)	450,000	450,000

Colorado - 3.8%
Colorado State Series Trust Certificate Revenue VRDN, 4.27%,
12/1/30 (r)	5,625,000	5,625,000
Denver City and County Colorado Airport Revenue Bonds, 5.00%,
11/15/07	5,200,000	5,268,640
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	7,879,050
Triview Colorado Metropolitan District Revenue Bonds, 3.375%, 11/1/23
(mandatory put, 11/1/06 @ 100)(r)	4,860,000	4,846,441

Delaware - 1.2%
Delaware State Health Facilities Authority Revenue VRDN, 2.25%,
6/1/32 (mandatory put, 1/1/07 @ 100)(r)	7,645,000	7,561,134

Florida - 5.8%
Florida State Capital Trust Agency Housing Revenue Bonds, 4.25%
through 7/10/08, 6.25% thereafter to 7/1/40	19,606,000	18,780,195
Hillsborough County Florida MFH Revenue Bonds, 2.125%, 1/1/07	5,000,000	4,932,500
Lee County Florida Solid Waste System Revenue Bonds, 5.25%, 10/1/07	7,485,000	7,599,595
University Athletic Association, Inc., 2.80%, 10/1/31
(mandatory put, 10/1/08 @ 100)(r)	1,285,000	1,244,330
Volusia County Florida School Board COPs, 4.50%, 8/1/06	3,960,000	3,962,099

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - 0.3%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j)(r)	$3,900,000	$1,818,531

Hawaii - 1.0%
Honolulu Hawaii MFH Revenue VRDN, 4.95%, 6/1/20 (r)	6,550,000	6,550,000

Illinois - 3.1%
Chicago Illinois Board of Education GO Bonds, Zero Coupon, 12/1/09	4,000,000	3,482,840
Chicago Illinois Housing Authority Revenue Bonds:
5.00%, 7/1/08	1,500,000	1,529,745
5.00%, 7/1/09	3,000,000	3,083,250
Cook County Illinois Community Consolidated School District
GO Bonds, 4.00%, 1/1/07	3,590,000	3,593,877
Cook County Illinois School District GO Bonds, 4.50%, 12/1/07	2,500,000	2,522,500
Illinois State Finance Authority Revenue VRDN, 4.03%, 5/15/35 (r)	4,000,000	4,000,000
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,273,850

Indiana - 0.8%
Indiana State Development Finance Authority Revenue VRDN,
4.20%, 7/1/18 (r)	1,625,000	1,625,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
4.37%, 5/1/18 (r)	2,150,000	2,150,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 4.37%, 11/1/18 (r)	1,180,000	1,180,000

Iowa - 1.9%
Ankeny Iowa GO Anticipation Notes, 3.50%, 6/1/07	5,000,000	4,971,500
Coralville Iowa GO Notes, 5.00%, 6/1/07	3,350,000	3,371,239
Iowa State School Cash Anticipation Program GO Notes,
4.50%, 6/28/07	2,000,000	2,014,620
Le Mars Iowa Industrial Development Revenue VRDN, 4.12%,
3/1/16 (r)	1,850,000	1,850,000

Kentucky - 0.2%
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.99%, 6/1/34 (r)	1,268,500	1,268,500

Louisiana - 5.4%
Louisiana Local Government Environmental Facilities and Community
Development Authority Anticipation Notes, 6.25%, 12/1/07	16,000,000	15,975,360
Louisiana State Correctional Facilities Corporate Lease Revenue Bonds,
5.00%, 12/15/06	4,675,000	4,693,560
Louisiana State HFA Mortgage Revenue Bonds, 4.77%, 12/1/47
(mandatory put, 11/28/08 @ 100)(r)	6,300,000	6,300,000
Louisiana State HFA Mortgage Revenue VRDN, 4.47%, 12/7/34 (r)	2,335,000	2,335,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100)(r)	5,000,000	4,959,150

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 0.9%
Baltimore Maryland Revenue Bonds, 6.256%, 12/1/09 (r)	$3,174,843	$3,174,843
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 4.00%, 4/1/31 (r)	685,000	685,000
Prince Georges County Maryland COPs, 4.00%, 9/1/06	1,705,000	1,705,631

Massachusetts - 1.1%
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,353,650
Massachusetts State HFA Revenue Bonds, 3.85%, 6/1/08	1,500,000	1,487,160

Michigan - 2.8%
Michigan State GO Notes, 4.50%, 9/29/06	10,000,000	10,029,749
Michigan State Municipal Bond Authority Revenue Bonds:
4.00%, 8/18/06	4,000,000	4,000,240
4.25%, 8/18/06	3,500,000	3,500,945

Minnesota - 1.8%
Oak Park Heights Minnesota MFH Revenue VRDN, 3.97%, 11/1/35 (r)	4,000,000	4,000,000
St Louis Park Minnesota MFH Revenue VRDN, 3.97%, 8/1/34 (r)	592,000	592,000
St. Paul Minnesota Port Authority Revenue Bonds, 3.00%, 7/1/12
(mandatory put, 7/1/06 @ 100)(r)	4,780,000	4,779,713
St. Paul Minnesota Port Authority Revenue VRDN, 4.22%, 6/1/19 (r)	2,235,000	2,235,000

Mississippi - 0.1%
Mississippi State Development Bank SO Revenue VRDN, 4.07%,
12/1/23 (r)	500,000	500,000

Missouri - 2.8%
St. Louis Missouri IDA Revenue VRDN, 4.28%, 1/1/21 (r)	9,300,000	9,300,000
St. Louis Missouri Municipal Finance Corp. Leasehold Revenue
Bonds, 4.00%, 7/15/06	8,540,000	8,540,683

New Mexico - 1.2%
New Mexico State Regional Housing Region II Revenue Bonds, 3.50%,
12/1/46 (mandatory put, 10/1/06 @ 100)(r)	7,500,000	7,500,000

New York - 6.7%
Dutchess County New York Resource Recovery Agency Bond Anticipation
Notes, 3.65%, 12/28/07	7,400,000	7,294,032
New York City New York GO Bonds:
5.00%, 8/1/07	5,000,000	5,062,800
5.25%, 8/1/09	2,000,000	2,046,900
5.25%, 8/1/11	3,000,000	3,152,190
New York City New York GO VRDN, 4.02%, 8/1/14 (r)	1,000,000	1,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
New York - Cont'd
New York State GO Bonds:
3.00%, 4/15/08	$4,695,000	$4,612,039
2.95%, 11/30/18 (mandatory put, 8/3/06 @ 100)(r)	3,800,000	3,795,782
2.90%, 3/15/30 (mandatory put, 8/3/06 @ 100)(r)	3,430,000	3,425,815
New York State Urban Development Corp. Correctional and Youth
Facility Services Revenue Bonds, 5.25%, 1/1/21
(mandatory put, 1/1/09 @ 100)	4,000,000	4,117,960
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (prerefunded 1/1/12 @ 100)	5,000,000	5,293,100
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29
(mandatory put, 7/15/09 @ 100)	2,000,000	1,999,920

North Dakota - 0.7%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.621%, 11/1/19 (r)	4,175,000	4,161,849

Ohio - 0.8%
Cleveland Ohio GO Bonds, 5.50%, 8/1/09	1,210,000	1,253,161
Ohio State HFA MFH Revenue Bonds, 4.25%, 4/1/08	3,810,000	3,810,000

Oklahoma - 0.5%
Tulsa County Oklahoma IDA Revenue Bonds:
5.00%, 4/20/47 (m)*	3,025,000	148,921
4.00%, 5/20/47 (r)	5,935,000	3,086,734

Pennsylvania - 5.6%
Allegheny County Pennsylvania Airport Authority Revenue Bonds,
5.75%, 1/1/09	2,000,000	2,074,360
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%, 5/1/31
(mandatory put, 5/1/08 @ 100)(r)	4,150,000	4,150,000
Erie Pennsylvania Higher Educational Building Authority Revenue
Bonds, 3.25%, 11/1/23 (mandatory put, 11/1/06 @ 100)(r)	5,325,000	5,305,883
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
3.50%, 5/1/14 (mandatory put, 5/1/07 @ 100)(r)	2,025,000	2,025,000
3.20%, 11/1/27 (mandatory put, 11/1/06 @ 100)(r)	9,700,000	9,700,000
3.20%, 11/1/32 (mandatory put, 11/1/06 @ 100)(r)	7,050,000	7,047,039
2.75%, 11/1/34 (mandatory put, 11/1/07 @ 100)(r)	5,070,000	4,973,873

Puerto Rico - 0.9%
Puerto Rico Commonwealth GO Bonds, 4.50%, 7/28/06	5,000,000	5,002,550
Puerto Rico Highway & Transportation Authority Revenue Bonds,
3.96%, 7/1/09 (r)	400,000	400,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Rhode Island - 0.2%
Rhode Island State Housing and Mortgage Finance Corp. Revenue
Bonds, 4.50%, 10/1/08	$1,250,000	$1,263,138

South Carolina - 0.8%
Dorchester County South Carolina IDA Revenue VRDN, 4.74%,
10/1/24 (r)	5,100,000	5,100,000

Tennessee - 1.7%
Sevier County Tennessee Public Building Authority Revenue VRDN:
Series III A-2, 4.00%, 6/1/18 (r)	5,005,000	5,005,000
Series III C-3, 4.00%, 6/1/18 (r)	2,990,000	2,990,000
4.00%, 6/1/20 (r)	2,445,000	2,445,000

Texas - 15.8%
Dallas Texas GO Bonds, 4.00%, 2/15/07	4,515,000	4,521,050
Denton Texas Independent School District GO Bonds, 3.00%,
8/15/21 (mandatory put, 8/15/06 @ 100)(r)	10,700,000	10,700,000
Garland Texas Independent School District GO Bonds, 3.72%,
6/15/29 (r)	4,000,000	3,995,840
Grand Prairie Texas Independent School District GO Bonds,
3.05%, 8/1/33 (mandatory put, 7/31/07 @ 100)(r)	5,200,000	5,143,892
Harris County Texas GO Bonds, 5.00%, 10/1/09	5,130,000	5,143,133
HFDC of Central Texas Inc. Revenue VRDN, 3.40%, 2/15/09 (r)	10,000,000	10,000,000
Houston Texas Airport System Revenue Bonds, 6.00%, 7/1/07	4,030,000	4,108,464
Northside Texas Independent School District GO Bonds:
3.80%, 8/1/33 (mandatory put, 7/31/07 @ 100)(r)	2,000,000	1,997,220
4.00%, 6/1/35 (mandatory put, 6/1/11 @ 100)(r)	5,000,000	4,974,050
Red River Texas Educational Finance Revenue Bonds, 3.10%, 12/1/31
(mandatory put, 12/3/07 @ 100)(r)	2,500,000	2,449,300
San Antonio Texas Electric And Gas Utility Revenue Bonds,
5.75%, 2/1/16 (prerefunded 2/1/10 @100)	5,105,000	5,417,477
Spring Texas Independent School District GO Bonds:
5.00%, 8/15/28 (mandatory put, 8/15/06 @ 100)	3,000,000	3,003,690
5.00%, 8/15/29 (mandatory put, 8/15/08 @ 100)	3,500,000	3,569,615
Tarrant County Texas Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32 (h)	12,935,000	7,066,003
Tarrant County Texas Housing Finance Corp. Revenue Bonds,
6.25%, 3/1/04 (b)(f)	13,100,000	9,170,000
Texas State Tax & Revenue Anticipation Notes, 4.50%, 8/31/06	18,290,000	18,307,924

Vermont - 1.0%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
4.28%, 11/1/21 (r)	5,400,000	5,400,000
4.00%, 10/1/30 (r)	600,000	600,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virginia - 2.0%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	$3,000,000	$3,009,480
Louisa Virginia IDA Solid Waste and Sewer Disposal Revenue Bonds,
2.35%, 4/1/22 (mandatory put, 4/1/07 @ 100)(r)	10,000,000	9,826,200

Washington - 4.6%
Munimae Trusts:
4.60%, 1/13/11 (mandatory put, 12/17/06 @ 100)	7,045,000	7,036,546
4.60%, 12/16/16 (mandatory put, 12/17/06 @ 100)	7,805,000	7,795,790
Seattle Washington GO Bonds, 3.10%, 1/15/26 (mandatory put,
8/30/06 @ 100)(r)	7,400,000	7,387,716
Seattle Washington Municipal Light and Power Revenue Bonds,
3.05%, 11/1/06	5,000,000	5,000,000
Washington State Higher Education Facilities Authority Revenue Bonds,
5.00%, 10/1/30 (mandatory put, 4/1/08 @ 100)	1,500,000	1,525,440

West Virginia - 4.0%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
3.40%, 12/1/31 (mandatory put, 12/1/06 @ 100)(r)	9,200,000	9,179,116
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)	22,835,000	15,905,034

Wyoming - 0.5%
Gillette Wyoming Pollution Control Revenue VRDN, 4.01%,
1/1/18 (r)	3,000,000	3,000,000

Other - 3.7%
Class B Certificate Trust Revenue COPs, VRDN, 4.27%, 7/1/41 (r)	5,000,000	5,000,000
Roaring Fork Municipal Products LLC VRDN:
4.05%, 5/1/22 (r)	5,000,000	5,000,000
4.05%, 10/1/24 (r)	11,370,000	11,370,000
4.05%, 5/1/33 (r)	1,000,000	1,000,000
4.05%, 12/1/33 (r)	1,000,000	1,000,000

TOTAL INVESTMENTS (Cost $618,192,722) - 94.7%		595,374,479
Other assets and liabilities, net - 5.3%		33,502,979
Net Assets - 100%		$628,877,458

See notes to schedules of investments and notes to financial statements.

Long-Term Portfolio
Schedule of Investments
June 30, 2006

	Principal
Municipal Obligations - 99.1%	Amount	Value
Arizona - 2.1%
Bullhead City Arizona Municipal Property Corp. Tax Revenue
Bonds, 5.00%, 7/1/16	$1,000,000	$1,053,710

California - 17.8%
California Educational Facilities Authority Revenue
Bonds, 6.625%, 6/1/20	1,490,000	1,594,270
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,549,650
5.25%, 12/1/23	1,000,000	1,049,180
Natomas California Unified School District GO Bonds,
5.00%, 9/1/27	2,815,000	2,883,067
Oxnard California COPs, 4.75%, 6/1/28	1,000,000	987,890
Perris California Union High School District Capital Appreciation
Certificates, 6.00%, 10/1/30	1,000,000	1,063,840

Colorado - 9.3%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,183,640
Roaring Fork Colorado School District GO Bonds, 5.00%,
12/15/26	2,500,000	2,569,375

Connecticut - 2.1%
Connecticut State GO Bonds, 5.25%, 10/15/19	1,000,000	1,065,060

Florida - 7.5%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,596,960
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,220,000	1,240,874

Hawaii - 2.1%
Honolulu City & County Hawaii GO Bonds, 5.25%, 7/1/19	1,000,000	1,061,100

Illinois - 3.3%
Illinois State Metropolitan Pier and Exposition Authority Dedicated State
Tax Revenue Bonds, 5.75%, 6/15/41	500,000	541,350
Illinois State Student Assistance Community Student Loan Revenue
Bonds, 5.10%, 9/1/08	1,135,000	1,155,736

Kentucky - 4.3%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35 (mandatory put,
6/1/23 @ 100)(r)	2,210,000	2,209,912

Louisiana - 3.5%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,121,730
Louisiana State Housing Finance Agency Revenue Bonds, 4.77%,
12/1/47 (mandatory put, 11/28/08 @ 100)(r)	700,000	700,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 2.1%
Cecil County Maryland Health Department COPs,
3.907%, 7/1/14 (r)	$863,000	$857,140
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (k)	500,000	214,345

Michigan - 5.8%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	993,050
Taylor Michigan Building Authority GO Bonds, 5.00%, 10/1/23	1,920,000	1,973,933

New Jersey - 2.4%
Passaic Valley New Jersey Water Commission Revenue Bonds,
5.00%, 12/15/18	1,185,000	1,253,777

Ohio - 6.4%
Ohio State Housing Finance Agency MFH Revenue Bonds,
5.45%, 8/20/34	1,790,000	1,820,698
Toledo Ohio Water System Revenue Bonds, 5.00%, 11/15/24	1,445,000	1,487,425

Oklahoma - 3.0%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,563,120

Pennsylvania - 2.8%
Exeter Township School District GO Bonds, 5.00%, 5/15/22	1,380,000	1,417,053

Puerto Rico - 2.4%
Puerto Rico Commonwealth GO Bonds, 5.00%, 7/1/30 (mandatory
put, 7/1/12 @ 100)(r)	1,200,000	1,230,624

Rhode Island - 1.1%
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	500,000	562,080

South Carolina - 2.0%
Charleston County South Carolina Resource Recovery Revenue
Bonds, 5.10%, 1/1/08	1,025,000	1,041,431

Texas - 9.9%
Garland City Texas GO Refunding Bonds, 5.25%, 2/15/20	2,500,000	2,638,150
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/20	500,000	244,345
Tarrant County Texas Health Facilities Development Corp. Revenue
Bonds, 5.75%, 2/15/15	2,000,000	2,189,680

Virgin Island - 2.1%
Virgin Islands Public Finance Authority Revenue Bonds,
6.375%, 10/1/19	1,000,000	1,088,330

Virginia - 3.5%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,818,014

	Principal
Municipal Obligations - Cont'd	Amount	Value
West Virginia - 1.3%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)	$992,500	$691,296

Wisconsin - 2.3%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,169,546

TOTAL INVESTMENTS (Cost $50,811,181) - 99.1%		50,881,381
Other assets and liabilities, net - 0.9%		442,258
Net Assets - 100%		$51,323,639

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
US Treasury Bonds	25	9/06	$2,666,406	$25,740
5 Year US Treasury Notes	20	9/06	2,068,125	10,904
10 Year US Treasury Notes	25	9/06	2,621,484	20,076
Total Sold				$56,720

See notes to schedules of investments and notes to financial statements.

Notes to schedules of investments

(b) This security was valued by the Board of Trustees. See Note A.

(f) Security has been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of June 30, 2006 totaled $1,501,042 and includes past due interest accrued since and due on March 1, 2005.

(g) Security is currently in default for interest. Accrued interest as of June 30, 2006 totaled $1,144,034 and $49,724, respectively for Limited Term and Long Term and includes past due accrued since and due on April 1, 2006.

(h) Security is currently in default for interest. Accrued interest as of June 30, 2006 totaled $572,643 and includes past due accrued since and due on April 1, 2006. Effective June 16, 2006, this security is no longer accruing interest.

(j) Security is currently in default for interest. Accrued interest as of June 30, 2006 totaled $452,043 and includes past due accrued since and due on January 1, 2005.

(k) Interest payments have been deferred until July 1, 2007. At June 30, 2006 accumulated deferred interest totaled $136,213 and includes interest accrued since and due on October 1, 2003.

(m) Effective June 16, 2006, this security is no longer accruing interest and the Fund has written off $265,528 in accrued interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*Non-income producing security.

Explanation of Guarantees:

BPA: Board-Purchase Agreement
CA: Collateral Agreement
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
GIC: Guaranteed Investment Contract
IA: Investment Agreement
LOC: Letter of Credit

Abbreviations:

AMBAC: American Municipal Bond Assurance Corp.
COPs: Certificates of Participation
FGIC: Federal Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSA: Financial Security Assurance Inc.
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

Statements of Assets and Liabilities
June 30, 2006

	Money Market	Limited-Term	Long-Term
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $957,999,098, $618,192,722 and $50,811,181, respectively) - see accompanying schedules	$957,999,098	$595,374,479	$50,881,381
Cash	12,235,630	3,015,682	6,922
Receivable for securities sold	2,095,000	23,580,000	--
Receivable for shares sold	3,373,077	1,566,658	129,400
Interest and dividends receivable	4,142,920	11,061,171	811,818
Other assets	62,463	22,006	57,262
Total assets	979,908,188	634,619,996	51,886,783

Liabilities
Payable to bank	--	--	464,528
Payable for securities purchased	27,711,200	2,522,700	--
Payable for shares redeemed	2,614,915	2,776,445	11,858
Payable for futures variation margin	--	--	35,547
Payable to Calvert Asset Management Co., Inc.	268,653	364,742	31,777
Payable to Calvert Administrative Services Company	201,561	6,758	540
Payable to Calvert Shareholder Services, Inc.	51,773	4,705	291
Payable to Calvert Distributors, Inc.	--	--	4,456
Accrued expenses and other liabilities	213,558	67,188	14,147
Total liabilities	31,061,660	5,742,538	563,144
Net Assets	$948,846,528	$628,877,458	$51,323,639

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Money Market Portfolio:
Class O: 933,138,192 shares outstanding	$933,027,120
Institutional Class: 15,724,527 shares outstanding	15,723,271
Limited-Term Portfolio:
60,360,285 shares outstanding		$657,024,559
Long-Term Portfolio:
3,159,580 shares outstanding			$51,399,353
Undistributed net investment income (loss)	53,915	(114,522)	(34,068)
Accumulated net realized gain (loss) on investments	42,222	(5,214,336)	(168,566)
Net unrealized appreciation (depreciation) on investments	--	(22,818,243)	126,920

Net Assets	$948,846,528	$628,877,458	$51,323,639

See notes to financial statements.

Net Asset Value Per Share
Money Market Portfolio:
Class O: (based on net assets of $933,121,016)	$1.00
Institutional Class: (based on net assets of $15,725,512)	$1.00
Limited-Term Portfolio		$10.42
Long-Term Portfolio			$16.24

See notes to financial statements.

Statements of Operations
Six Months Ended June 30, 2006

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$16,234,944	$12,841,853	$1,442,335

Expenses:
Investment advisory fee	1,108,733	2,016,183	186,881
Transfer agency fees and expenses	569,725	223,886	16,764
Distribution Plan expenses:
Class A	--	--	28,032
Trustees' fees and expenses	30,933	20,504	2,035
Administrative fees:
Class O	1,247,685	--	--
Class A	--	34,565	3,054
Institutional Class	5,666	--	--
Accounting fees	67,148	48,444	4,053
Custodian fees	55,389	45,506	8,513
Insurance	115,438	12,198	786
Registration fees	21,688	21,775	8,300
Reports to shareholders	81,134	30,338	2,533
Professional fees	12,129	11,856	9,766
Miscellaneous	82,564	19,010	876
Total expenses	3,398,232	2,484,265	271,593
Fees waived:
Class A	--	--	(17,593)
Fees paid indirectly	(110,836)	(51,954)	(4,122)
Net expenses	3,287,396	2,432,311	249,878

Net Investment Income	12,947,548	10,409,542	1,192,457

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
Investments	61,166	(184,141)	(295,231)
Futures	--	--	228,244
	61,166	(184,141)	(66,987)

Change in unrealized appreciation (depreciation) on:
Investments	--	(9,718,322)	(1,092,637)
Futures	--	--	120,744
	--	(9,718,322)	(971,893)

Net Realized and Unrealized
Gain (Loss) on Investments	61,166	(9,902,463)	(1,038,880)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$13,008,714	$507,079	$153,577

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$12,947,548	$19,096,990
Net realized gain (loss)	61,166	(5,644)

Increase (Decrease) in Net Assets
Resulting from Operations	13,008,714	19,091,346

Distributions to shareholders from:
Net investment income:
Class O shares	(12,613,767)	(18,055,472)
Institutional Class shares	(326,641)	(1,018,309)
Total distributions	(12,940,408)	(19,073,781)

Capital share transactions:
Shares sold:
Class O shares	409,154,497	839,826,141
Institutional Class shares	128,400,783	454,502,007
Reinvestment of distributions:
Class O shares	12,541,862	17,687,481
Institutional Class shares	321,538	892,790
Shares redeemed:
Class O shares	(476,044,405)	(939,252,631)
Institutional Class shares	(154,330,445)	(443,796,588)
Total capital share transactions	(79,956,170)	(70,140,800)

Total Increase (Decrease) in Net Assets	(79,887,864)	(70,123,235)

Net Assets
Beginning of period	1,028,734,392	1,098,857,627
End of period (including undistributed net investment income of $53,915 and $46,775, respectively)	$948,846,528	$1,028,734,392

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2006	2005
Shares sold:
Class O shares	409,154,497	839,826,141
Institutional Class shares	128,400,783	454,502,007
Reinvestment of distributions:
Class O shares	12,541,862	17,687,481
Institutional Class shares	321,538	892,790
Shares redeemed:
Class O shares	(476,044,405)	(939,252,631)
Institutional Class shares	(154,330,445)	(443,796,588)
Total capital share activity	(79,956,170)	(70,140,800)

See notes to financial statements.

Limited-Term Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$10,409,542	$24,172,319
Net realized gain (loss)	(184,141)	(2,826,811)
Change in unrealized appreciation or (depreciation)	(9,718,322)	(1,360,438)

Increase (Decrease) in Net Assets
Resulting from Operations	507,079	19,985,070

Distributions to shareholders from:
Net investment income	(10,661,023)	(24,146,218)

Capital share transactions:
Shares sold	63,491,046	154,905,891
Reinvestment of distributions	8,426,313	18,581,929
Shares issued from merger (See Note A)	14,307,343	--
Redemption fees	910	1,337
Shares redeemed	(217,514,276)	(609,015,679)
Total capital share transactions	(131,288,664)	(435,526,522)

Total Increase (Decrease) in Net Assets	(141,442,608)	(439,687,670)

Net Assets
Beginning of period	770,320,066	1,210,007,736
End of period (including undistributed (distributions in excess of) net investment income of ($114,522) and $136,959 respectively)	$628,877,458	$770,320,066

Capital Share Activity
Shares sold	6,021,287	14,627,979
Reinvestment of distributions	802,207	1,758,131
Shares issued from merger (See Note A)	1,371,023	--
Shares redeemed	(20,685,440)	(57,535,860)
Total capital share activity	(12,490,923)	(41,149,750)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,192,457	$2,548,646
Net realized gain (loss)	(66,987)	772,095
Change in unrealized appreciation or (depreciation)	(971,893)	(763,124)

Increase (Decrease) in Net Assets
Resulting from Operations	153,577	2,557,617

Distributions to shareholders from:
Net investment income	(1,242,535)	(2,550,150)
Net realized gain	--	(387,515)
Total distributions	(1,242,535)	(2,937,665)

Capital share transactions:
Shares sold	3,667,907	3,282,386
Reinvestment of distributions	1,078,109	2,566,392
Redemption fees	2	--
Shares redeemed	(15,263,160)	(5,849,467)
Total capital share transactions	(10,517,142)	(689)

Total Increase (Decrease) in Net Assets	(11,606,100)	(380,737)

Net Assets
Beginning of period	62,929,739	63,310,476
End of period (including undistributed (distributions in excess of) net investment income of ($34,068) and $16,010 respectively)	$51,323,639	$62,929,739

Capital Share Activity
Shares sold	222,766	196,691
Reinvestment of distributions	65,676	154,294
Shares redeemed	(934,457)	(350,274)
Total capital share activity	(646,015)	711

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On June 27, 2006, the net assets of the Calvert Municipal Fund, Inc., California Limited-Term Municipal Fund ("California Limited-Term") merged into the Calvert Tax-Free Reserves, Limited-Term Portfolio ("CTFR Limited-Term"). The merger was accomplished by a tax-free exchange of 1,371,023 shares of the CTFR Limited-Term Portfolio (valued at $14,307,343) for 1,399,168 shares of the California Limited-Term Fund outstanding at June 27, 2006. The California Limited-Term Fund's net assets as of June 27, 2006, including $36,806 of unrealized depreciation, were combined with those of the CTFR Limited-Term Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value their investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, securities valued at $9,170,000, or 1.5% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or five days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Portfolio, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term.

The Distributor received $6,388 and $12,217 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the six months ended June 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $315,282, $23,376, and $1,791 for the six months ended June 30, 2006 for Money Market, Limited-Term and Long-Term, respectively. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$94,438,215	$18,597,892
Sales	124,668,683	23,952,365

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of June 30, 2006 and the net capital loss carryforwards with expiration dates as of December 31, 2005.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$957,999,098	$618,173,320	$50,810,935
Unrealized appreciation	--	1,005,914	1,046,709
Unrealized (depreciation)	--	(23,804,755)	(976,263)
Net appreciation (depreciation)	--	($22,798,841)	$70,446

Capital Loss Carryforwards
Expiration Date	Money Market	Limited-Term
December 31, 2012	$18,944	$2,204,809
December 31, 2013	--	$2,253,934

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2006, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$138,550,000	$93,777,856	$8,810,000
Sales	73,400,000	159,980,000	12,420,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market and Limited-Term had no loans outstanding pursuant to this line of credit at June 30, 2006. Long-Term had $464,528 of outstanding borrowing at an interest rate of 5.8125% at June 30, 2006. For the six months ended June 30, 2006, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$109,604	5.31%	$2,672,153	January 2006
Limited-Term	156,570	5.19%	5,328,686	February 2006
Long-Term	57,201	5.40%	2,604,909	January 2006

Money Market Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.013	.018	.006
Distributions from
Net investment income	(.013)	(.018)	(.006)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.31%	1.79%	.58%(x)
Ratios to average net assets: A
Net investment income	2.63% (a)	1.77%	.57%
Total expenses	.70% (a)	.69%	.70%
Expenses before offsets	.70% (a)	.69%	.69%
Net expenses	.68% (a)	.68%	.69%
Net assets, ending (in thousands)	$933,121	$987,404	$1,069,129

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.005	.009	.024
Distributions from
Net investment income	(.005)	(.009)	(.024)
Net realized gain	--	--	**
Total distributions	(.005)	(.009)	(.024)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.50%	.89%	2.47%
Ratios to average net assets: A
Net investment income	.49%	.90%	2.41%
Total expenses	.67%	.68%	.63%
Expenses before offsets	.67%	.68%	.63%
Net expenses	.67%	.67%	.61%
Net assets, ending (in thousands)	$1,167,378	$1,085,825	$1,254,312

See notes to financial statements.

Money Market Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Institutional Class	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.014	.021	.009
Distributions from
Net investment income	(.014)	(.021)	(.009)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.44%	2.09%	.90%(x)
Ratios to average net assets: A
Net investment income	2.90% (a)	2.09%	.87%
Total expenses	.42% (a)	.38%	.38%
Expenses before offsets	.42% (a)	.38%	.37%
Net expenses	.40% (a)	.37%	.37%
Net assets, ending (in thousands)	$15,726	$41,330	$29,729

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.008	.012	.028
Distributions from
Net investment income	(.008)	.012	(.028)
Net realized gain	--	--	**
Total distributions	(.008)	(.012)	(.028)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.83%	1.24%	2.82%
Ratios to average net assets: A
Net investment income	.85%	1.24%	2.82%
Total expenses	.35%	.34%	.30%
Expenses before offsets	.35%	.34%	.30%
Net expenses	.35%	.34%	.28%
Net assets, ending (in thousands)	$97,137	$173,443	$158,362

See notes to financial statements.

Limited-Term Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$10.57	$10.61	$10.74
Income from investment operations
Net investment income	.16	.27	.20
Net realized and unrealized gain (loss)	(.15)	(.04)	(.13)
Total from investment operations	.01	.23	.07
Distributions from
Net investment income	(.16)	(.27)	(.20)
Net realized gain	--	--	--
Total distributions	(.16)	(.27)	(.20)
Total increase (decrease) in net asset value	(.15)	(.04)	(.13)
Net asset value, ending	$10.42	$10.57	$10.61

Total return*	.09%	2.21%	.62%
Ratios to average net assets: A
Net investment income	2.94% (a)	2.50%	1.80%
Total expenses	.70% (a)	.66%	.59%
Expenses before offsets	.70% (a)	.66%	.59%
Net expenses	.69% (a)	.66%	.59%
Portfolio turnover	24%	57%	39%
Net assets, ending (in thousands)	$628,877	$770,320	$1,210,008

		Years Ended
	December 31	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$10.74	$10.69	$10.66
Income from investment operations
Net investment income	.20	.28	.44
Net realized and unrealized gain (loss)	**	.05	.03
Total from investment operations	.20	.33	.47
Distributions from
Net investment income	(.20)	(.28)	(.44)
Net realized gain	**	**	--
Total distributions	(.20)	(.28)	(.44)
Total increase (decrease) in net asset value	.00	.05	.03
Net asset value, ending	$10.74	$10.74	$10.69

Total return*	1.91%	3.11%	4.46%
Ratios to average net assets: A
Net investment income	1.88%	2.57%	4.09%
Total expenses	.57%	.62%	.70%
Expenses before offsets	.57%	.62%	.70%
Net expenses	.57%	.62%	.69%
Portfolio turnover	31%	47%	63%
Net assets, ending (in thousands)	$1,659,356	$1,348,434	$670,479

See notes to financial statements.

Long-Term Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$16.54	$16.64	$16.93
Income from investment operations
Net investment income	.32	.68	.65
Net realized and unrealized gain (loss)	(.29)	**	(.29)
Total from investment operations	.03	.68	.36
Distributions from
Net investment income	(.33)	(.68)	(.65)
Net realized gains	--	(.10)	--
Total distributions	(.33)	(.78)	(.65)
Total increase (decrease) in net asset value	(.30)	(.10)	(.29)
Net asset value, ending	$16.24	$16.54	$16.64

Total return*	.21%	4.15%	2.20%
Ratios to average net assets: A
Net investment income	3.83% (a)	4.04%	3.91%
Total expenses	.87% (a)	.89%	.89%
Expenses before offsets	.82% (a)	.89%	.88%
Net expenses	.80% (a)	.88%	.88%
Portfolio turnover	32%	116%	151%
Net assets, ending (in thousands)	$51,324	$62,930	$63,310

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$17.03	$16.20	$16.46
Income from investment operations
Net investment income	.69	.70	.73
Net realized and unrealized gain (loss)	.11	1.02	(.13)
Total from investments	.80	1.72	.60
Distributions from
Net investment income	(.69)	(.72)	(.73)
Net realized gains	(.21)	(.17)	(.13)
Total distributions	(.90)	(.89)	(.86)
Total increase (decrease) in net asset value	(.10)	.83	(.26)
Net asset value, ending	$16.93	$17.03	$16.20

Total return*	4.77%	10.84%	3.68%
Ratios to average net assets: A
Net investment income	3.96%	4.22%	4.47%
Total expenses	.86%	.87%	.87%
Expenses before offsets	.85%	.86%	.87%
Net expenses	.85%	.85%	.85%
Portfolio turnover	219%	113%	85%
Net assets, ending (in thousands)	$71,548	$74,231	$63,329

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

** Amount was less than .001 per share.

(a) Annualized.

(x) On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert

Investments that make a difference
Investments that make a difference®
E-Delivery Sign-up -- details inside

June 30, 2006
Semi-Annual Report
Calvert Tax-Free Reserves
Vermont Municipal
Portfolio

Calvert

Investments that make a difference

a UNIFI company

Calvert Tax- Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
7

Statement of Net Assets
8

Statement of Operations
10

Statements of Changes in Net Assets
11

Notes to Financial Statements
12

Financial Highlights
15

Explanation of Financial Tables
16

Proxy Voting and Availability of Quarterly Portfolio Holdings
18

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholder:

Over the six-month period ended June 30, 2006, the U.S. economy and markets have entered a volatile, uncertain period. Continued conflict in the Middle East and rising oil prices--coupled with rising interest rates and inflation concerns--are causing investor jitters in both the stock and bond markets.

Despite these challenges, the economy appears to be on a relatively strong footing, with employment at historic highs and solid corporate profits.

The bond market is also coping with credit and interest-rate uncertainty, as well as ambiguity regarding the Federal Reserve's direction. It is likely this market uncertainty will continue as long as the economic factors noted above persist.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 5.25% over the reporting period--the inverted yield curve flattened, with interest rates rising across all maturities--from rates on short-term money markets to those on long-term Treasury bonds. Then, mixed signals from the Fed caused the yield curve to steepen--with yields on long-term Treasury bonds rising--before slightly inverting again.

Bond prices saw a general decline by the end of the period in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point that the Fed's future actions will be based on how the economy unfolds over the next several months.

A Long-Term, Disciplined Outlook

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. While investors can potentially benefit from higher income and yields from rising rates, declining prices for existing bonds and market fluctuations can prove challenging.

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

Confidence in Our Fixed-Income Expertise

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has continually refined its investment process.

The effectiveness of our management strategies has been reflected in our results across many venues, including press accolades and media appearances by our managers. In a 2006 survey conducted by Barron's, Calvert was named among the top five taxable bond fund families for the one-year period ended December 31, 2005.1

You can be assured our fixed-income management team will strive to deliver this same level of quality and results for all of our fixed-income products as we move ahead.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. We look forward to continuing our service to you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category.

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information primary investments Vermont long-term tax-exempt bonds NASDAQ symbol CGVTX CUSIP number 131620-70-0

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Performance

For the six-month reporting period ended June 30, 2006, Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares (at NAV) returned 0.35%, versus the benchmark Lehman Municipal Bond Index return of 0.28% and the Lipper Other States Municipal Debt Funds Average return of 0.26%.1 The Portfolio outperformed the only other Vermont fund in the Lipper category, which returned -0.38%.2

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.3 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

During the first six months of 2006, we continued to maintain a short duration strategy since the economy continued to expand and inflation began to accelerate. With the FOMC continuing to raise rates, interest rates on municipal securities rose across the yield curve in response.

Positively impacting Portfolio performance relative to the Index was our allocation to education and pre-refunded bonds. Also aiding performance was the use of Treasury futures (which are used to adjust duration) as rates rose across the yield curve. The Fund's overweight to insured bonds negatively impacted performance relative to that of the Index.

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable for the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

Given our outlook, we are currently maintaining our slightly defensive stance for both interest-rate and credit-quality risk. Portfolio credit quality remains high, with AAA rated securities accounting for 67% of all holdings. In view of our varied investment strategies, we believe the Portfolio is well positioned for current market conditions.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 3.75%.

2. Source: Lipper Analytical Services.

3. The three-month Treasury bill yield rose 0.93%, to 5.01%.

Comparative Investment Performance (Total Return at NAV)
(as of 6.30.06)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
1 year	0.87%	0.76%	0.89%
5 year*	3.98%	3.97%	5.05%
10 year*	4.45%	4.68%	5.79%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio
statistics

monthly
dividend yield
6.30.06	3.47%
12.31.05	3.43%

30 day SEC yield
6.30.06	3.66%
12.31.05	3.41%

weighted
average maturity
6.30.06	11 years
12.31.05	13 years

effective duration
6.30.06	4.11 years
12.31.05	4.35 years

average annual
total return
as of 6.30.06
1 year	(2.91%)
5 year	3.19%
10 year	4.05%

Economic Sectors	% of Total Investments
Bond Bank	12.0%
Education	20.0%
Facilities	2.2%
General Obligation	18.5%
General Revenue	4.4%
Housing	6.5%
Medical	8.0%
Pollution Control	1.5%
Transportation	9.9%
Utilities	17.0%
100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,003.50	$3.64
Hypothetical	$1,000.00	$1,021.16	$3.67
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2006

	Principal
Municipal Obligations - 100.2%	Amount	Value
Vermont - 72.9%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,403,281
5.375%, 7/1/12	1,405,000	1,504,095
Rutland County Vermont Solid Waste District Revenue Bonds:
6.55%, 11/1/06	100,000	100,830
6.60%, 11/1/07	100,000	103,162
6.70%, 11/1/08	100,000	105,455
6.75%, 11/1/09	100,000	107,403
6.80%, 11/1/10	100,000	109,447
6.80%, 11/1/11	100,000	110,900
6.85%, 11/1/12	100,000	112,407
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/23	1,000,000	1,035,130
5.125%, 10/1/27	1,000,000	1,028,340
Vermont Municipal Bonds Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,045,520
5.50%, 12/1/18	1,060,000	1,121,236
5.00%, 12/1/19	2,000,000	2,075,180
5.50%, 12/1/19	1,500,000	1,586,655
Vermont State Educational and Health Buildings Financing Agency
Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,046,580
6.60%, 12/1/14	1,050,000	1,076,155
5.50%, 7/1/18	1,955,000	1,994,491
4.28%, 11/1/21 (r)	1,400,000	1,400,000
5.00%, 10/1/23	1,000,000	1,016,540
5.625%, 10/1/25	1,000,000	1,018,120
4.00%, 10/1/30 (r)	400,000	400,000
5.00%, 11/1/32	1,810,000	1,839,340
4.01%, 1/1/33 (r)	600,000	600,000
5.50%, 1/1/33	1,100,000	1,103,344
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	369,036
5.00%, 2/1/15	2,300,000	2,430,180
4.625%, 8/1/17	2,000,000	2,032,820
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.25%, 5/1/08	1,000,000	1,001,580
4.00%, 11/1/12	540,000	526,916
5.25%, 11/1/20	200,000	202,768
5.55%, 11/1/21	590,000	602,066
4.90%, 11/1/22	815,000	823,183
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	2,180,000	2,328,523

Total Vermont (Cost $34,910,897)		35,360,683

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 27.3%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$1,045,880
Guam Government LO Highway and Transportation Authority Revenue
Bonds, 4.50%, 5/1/12	1,500,000	1,534,395
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	1,954,367
5.50%, 7/1/17	1,000,000	1,100,170
5.50%, 7/1/21	1,000,000	1,108,240
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	2,200,340
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,065,020
Puerto Rico Public Buildings Authority Revenue Bonds,
5.25%, 7/1/20	1,000,000	1,075,130
Puerto Rico Public Finance Corp., 5.70%, 8/1/25 (prerefunded
2/1/10 @ 100)	1,000,000	1,059,210
Virgin Islands Public Finance Authority Revenue Bonds,
5.25%, 10/1/15	1,000,000	1,075,780

Total Territories (Cost $13,565,265)		13,218,532

TOTAL INVESTMENTS (Cost $48,476,162) - 100.2%		48,579,215
Other assets and liabilities, net - (0.2%)		(73,965)
Net Assets - 100%		$48,505,250

Net Assets Consist of:
Paid-in capital applicable to 3,147,620 Class A shares of beneficial interest, unlimited number of no par shares authorized		$48,293,736
Undistributed net investment income (loss)		(21,375)
Accumulated net realized gain (loss) on investments		90,969
Net unrealized appreciation (depreciation) on investments		141,920

Net Assets		$48,505,250

Net Asset Value Per Share		$15.41

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	20	9/06	$2,068,125	$10,905
10 Year U.S. Treasury Notes	22	9/06	2,306,906	17,667
U.S. Treasury Bonds	10	9/06	1,066,563	10,295
Total Sold				$38,867

Abbreviations:

GO: General Obligation

LO: Limited Obligation

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$1,015,462

Expenses:
Investment advisory fee	145,627
Transfer agency fees and expenses	14,519
Trustees' fees and expenses	1,546
Administrative fees	2,381
Accounting fees	3,181
Custodian fees	7,419
Registration fees	2,357
Reports to shareholders	5,774
Professional fees	9,722
Miscellaneous	1,425
Total expenses	193,951
Fees waived	(13,142)
Fees paid indirectly	(2,941)
Net expenses	177,868

Net Investment Income	837,594

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(86,407)
Futures	205,808
119,401

Change in unrealized appreciation (depreciation) on:
Investments	(901,054)
Futures	103,582
(797,472)

Net Realized and Unrealized Gain
(Loss)	(678,071)

Increase (Decrease) in Net Assets
Resulting From Operations	$159,523

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$837,594	$1,799,995
Net realized gain (loss)	119,401	379,187
Change in unrealized appreciation or (depreciation)	(797,472)	(1,127,031)

Increase (Decrease) in Net Assets
Resulting From Operations	159,523	1,052,151

Distributions to shareholders from:
Net investment income	(891,697)	(1,795,612)
Net realized gain	--	(310,735)
Total distributions	(891,697)	(2,106,347)

Capital share transactions:
Shares sold	1,303,052	3,886,476
Reinvestment of distributions	546,339	1,308,088
Redemption fees	142	--
Shares redeemed	(2,198,467)	(6,209,372)
Total capital share transactions	(348,934)	(1,014,808)

Total Increase (Decrease) in Net Assets	(1,081,108)	(2,069,004)

Net Assets
Beginning of period	49,586,358	51,655,362
End of period (including undistributed/(distributions in excess of) net investment income of ($21,375) and $32,728, respectively)	$48,505,250	$49,586,358

Capital Share Activity
Shares sold	83,682	245,415
Reinvestment of distributions	35,165	82,864
Shares redeemed	(141,085)	(391,698)
Total capital share activity	(22,238)	(63,419)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolio's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $23,935 was payable at period end. In addition, $2,047 was payable at period end for operating expenses paid by the Advisor during June 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $435 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $5,439 as its portion of commissions charged on sales of the Portfolio for the six months ended June 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,926 for the six months ended June 30, 2006. Under the terms of the agreement, $340 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,000,000 and $2,453,549, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $48,468,650. Net unrealized appreciation aggregated $110,565, of which $723,983 related to appreciated securities and $613,418 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the six months ended June 30, 2006, purchases and sales transactions were $4,470,000 and $1,670,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had $22,154 of outstanding borrowing at an interest rate of 5.8125% at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$3,809	5.26%	$103,123	April 2006

Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$15.64	$15.98	$16.16
Income from investment operations
Net investment income	.27	.56	.56
Net realized and unrealized gain (loss)	(.22)	(.24)	(.18)
Total from investment operations	.05	.32	.38
Distributions from
Net investment income	(.28)	(.56)	(.56)
Net realized gains	--	(.10)	--
Total distributions	(.28)	(.66)	(.56)
Total increase (decrease) in net asset value	(.23)	(.34)	(.18)
Net asset value, ending	$15.41	$15.64	$15.98

Total return *	.35%	2.05%	2.44%
Ratios to average net assets: A
Net investment income	3.45% (a)	3.56%	3.53%
Total expenses	.80% (a)	.81%	.81%
Expenses before offsets	.74% (a)	.81%	.80%
Net expenses	.73% (a)	.80%	.80%
Portfolio turnover	2%	13%	15%
Net assets, ending (in thousands)	$48,505	$49,586	$51,655

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$16.21	$15.56	$15.67
Income from investment operations
Net investment income	.60	.65	.66
Net realized and unrealized gain (loss)	.10	.78	(.09)
Total from investment operations	.70	1.43	.57
Distributions from
Net investment income	(.60)	(.66)	(.67)
Net realized gains	(.15)	(.12)	(.01)
Total distributions	(.75)	(.78)	(.68)
Total increase (decrease) in net asset value	(.05)	.65	(.11)
Net asset value, ending	$16.16	$16.21	$15.56

Total return *	4.42%	9.37%	3.67%
Ratios to average net assets: A
Net investment income	3.70%	4.08%	4.21%
Total expenses	.80%	.79%	.79%
Expenses before offsets	.79%	.79%	.79%
Net expenses	.79%	.78%	.76%
Portfolio turnover	26%	20%	8%
Net assets, ending (in thousands)	$52,888	$53,884	$49,981

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(a) Annualized.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer
Date:	August 29, 2006